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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                       ----------------------------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




Date of report(Date of earliest event reported): December 14, 1999
                                                 ----------------

                             EQK REALTY INVESTORS I
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               (Exact Name of Registrant as Specified in Charter)

      Massachusetts                    1-8815                23-2320360
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(State or Other Jurisdiction        (Commission             (IRS Employer
     of Incorporation)              File Number)         Identification No.)


5775 Peachtree Dunwoody Road, Suite 175D, Atlanta, GA 30342
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(Address of Principal Executive Offices)               (Zip Code)


Registrant's telephone number, including area code:(770) 225-3460
                                                   --------------

3424 Peachtree Road, N.E., Suite 800, Atlanta, GA 30326
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                                 Former Address


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ITEM 3.           BANKRUPTCY OR RECEIVERSHIP.
                  ---------------------------

         On December 14, 1999, EQK Realty Investors I (the "Company") filed a voluntary petition for reorganization (the "Petition") with the United States Bankruptcy Court for the Middle District of Pennsylvania (the "Bankruptcy Court") under Chapter 11 of Title 11 of the United States Code. The Company is continuing to operate as a debtor-in-possession and no receiver, fiscal agent or officer similar officer has been appointed and no such appointment is currently contemplated.

         The filing of the Petition is intended to enable the Company to conduct business under protection of the Bankruptcy Court while it develops a plan to continue to operate or dispose of its last remaining real estate asset, the Harrisburg East Mall in Harrisburg, Pennsylvania. The Company also intends to seek to complete a merger transaction with American Realty Trust, although it is contemplated that the terms of the current merger agreement may be modified and there is no assurance that such a transaction can be completed.

         The filing of the Petition was the result of the expiration on December 15, 1999 of forbearance and extension agreements with the Company's mortgage lenders and of the Company's inability to obtain further extensions on satisfactory terms. In order to preserve its claims as a creditor, Lend Lease Portfolio Management, Inc. terminated its services as advisor to the Company and its personnel resigned as trustee and officers of the Company. A copy of the Termination of Advisory Agreement effecting the termination of services is filed as Exhibit 99.1 to this Report. Gregory Greenfield & Associates, Ltd. ("GG&A") was engaged by the Company as successor advisor, subject to Bankruptcy Court approval, and its personnel were elected as officers of the Company, including Gregory R. Greenfield as President and Chief Executive Officer and William G. Brown, Jr. as Vice President and Chief Financial Officer. The Bankruptcy Court has authorized the Company to employ GG&A as advisor through January 18, 2000. The Company is seeking to retain a new advisor after such date.

         A press release issued by the Company on December 15, 1999 is filed as
Exhibit 99.2.



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ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
                  AND EXHIBITS.
                  -----------------------------------------------------

         (a)      Not applicable.

         (b)      Not applicable.

         (c)      Exhibits.

                  99.1 Termination of Advisory Agreement dated December 13, 1999 between EQK Realty Investors I and Lend Lease Portfolio Management, Inc.

                  99.2           Press Release issued dated December 15, 1999.





                                   Signatures
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              EQK REALTY INVESTORS I

                                              ---------------------------
                                              (Registrant)


Date:  December 29, 1999                      By:  /s/ William G. Brown, Jr.
                                                   ------------------------
                                                   Name:  William G. Brown, Jr.
                                                   Title: Vice-President




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                                  EXHIBIT INDEX




            99.1 Termination of Advisory Agreement dated December 13, 1999 between EQK Realty Investors I and Lend Lease Portfolio Management, Inc.

            99.2              Press Release issued dated December 15, 1999.